Exhibit 31.1



                                  CERTIFICATION

I, Ashley C. Andersen, President, Chief Executive Officer and Acting Chief Financial Officer of Trudy Corporation, (the "Company") certify that:

     1. I have reviewed this Report on Form 10-QSB (the "Report") of the Company for the three month period ended June 30, 2006.

     2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

     3. Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this Report;

     4. The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

               a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Report is being prepared;

               b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

               c) disclosed in this Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

     5. The Company's other certifying officer and I have disclosed, based on the most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors:

               a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.


                                             /s/ ASHLEY C. ANDERSEN
                                             -----------------------------------
Date: August 17, 2006                        Ashley C. Andersen
                                             President, Chief Executive Officer,
                                             Acting Chief Financial Officer

                                       30